UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2020

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55993	16-1626611
(Commission File Number)	(IRS Employer Identification No.)

2030 POWERS FERRY ROAD SE, SUITE #212

ATLANTA, GA 30339

(Address of principal executive offices and zip code)

404-816-8240

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 – Entry into a Material Definitive Agreement

VARIABLE INTEREST ENTITY (VIE) AGREEMENTS

Shunda Feed Co., Ltd.

On December 31, 2020, Nocera, Inc. (“Nocera”) and Shunda Feed Co., Ltd. (“SFC”), a domestic funded limited liability company registered in Taiwan (R.O.C), (collectively “the Parties”) entered into a series of contractual agreements (“VIE Agreements”) whereby Nocera, Inc. agreed to provide technical consulting and related services to Shunda Feed Co., Ltd. As a result, Nocera has been determined to be the primary beneficiary of SFC and SFC became VIE (Variable Interest Entity) of Nocera.

The VIE Agreements

The VIE structure was adopted mainly because the Taiwan operating company may in the future engage in business that may require special licenses in Taiwan and which can be an industry that prohibits foreign investment. Nocera has entered into the following contractual arrangements with shareholders of SFC, that enable the Company to (1) have the power to direct the activities that most significantly affects the economic performance of SFC, and (2) receive the economic benefits of SFC that could be significant to SFC. The Company is fully and exclusively responsible for the management of SFC, assumes all of the risk of losses of SFC and has the exclusive right to exercise all voting rights of SFC shareholders.

(1) Voting Rights Proxy Agreement & Power of Attorney. Tsai, Wen-Chih, Lien, Mei-Chu, Lin, Yuan-Chuan, Wu, Tsai-Jung, Chang, Chiung-Fen and Hsiao, Chiu-Hsiang, (“Existing Shareholders”) hereby irrevocably undertake that they authorize Nocera or the individual then designated by Nocera (“Attorney”) to exercise, on their behalf, the following rights available to them in their capacity as a shareholder of SFC under the then effective articles of association of the SFC (collectively, “Powers”): (a) to propose the convening of, and attend, shareholders’ meetings in accordance with the articles of association of the SFC on behalf of the Existing Shareholders; (b) to exercise voting rights on behalf of the Existing Shareholders on all matters required to be deliberated and resolved by the shareholders’ meeting, including without limitation the appointment and election of the directors and other executives to be appointed and removed by the shareholders, of SFC the sale or transfer of all or part of the equity held by shareholders in SFC; (c) to exercise other shareholders’ voting rights under the articles of association of SFC (including any other shareholders’ voting rights stipulated upon an amendment to such articles of association); (d) other voting rights that shareholders shall enjoy under the Taiwan (R.O.C) laws, as amended, revised, supplemented and re-enacted, no matter whether they take effect before or after the conclusion of this Agreement. The Existing Shareholders shall not revoke the authorization and entrustment accorded to the Attorney other than in the case where Nocera gives the Existing Shareholders a written notice requesting the replacement of the Attorney, in which event the Existing Shareholders shall immediately appoint such other person as then designated by Nocera to exercise the foregoing Powers and such new authorization and entrustment shall supersede, immediately upon its grant, the original authorization, and entrustment.

(2) Exclusive Business Cooperation Agreement. Nocera agrees to provide technical consulting and services including management consulting services, general and financial advisory services and various general and administrative services, for the specific content thereof (hereinafter referred to as the “Target Business”) to SFC as the technical consulting and service provider of SFC in accordance with the conditions set forth herein during the term of this Agreement. SFC agrees to accept the technical consulting and services provided by Nocera. SFC further agrees that, without the prior written consent of SFC, during the term of this Agreement, it shall not accept any technical consulting and services identical or similar to Target Business that are provided by any third party.

(3) Equity Pledge Agreement. Under the Equity Interest Pledge Agreement between the Nocera and SFC shareholders, shareholders pledged all of their equity interests in SFC to Nocera to guarantee the performance of SFC’s obligations under the Exclusive Business Cooperation Agreement. Under the terms of the agreement, in the event that SFC or shareholders breach their respective contractual obligations under the Exclusive Business Cooperation Agreement, Nocera, as pledgee, will be entitled to certain rights, including, but not limited to, the right

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to collect dividends generated by the pledged equity interests. Shareholders also agreed that upon the occurrence of any event of default, as set forth in the Equity Interest Pledge Agreement, Nocera is entitled to claim indemnity.

(4) Exclusive Call Option Agreement. SFC and its shareholders, have entered into an Exclusive Call Option Agreement with Nocera. Under the Exclusive Call Option Agreement, the SFC shareholders irrevocably granted Nocera (or its designee) an exclusive option to purchase, to the extent permitted under Taiwan (R.O.C) law, part or all of their equity interests in SFC. According to the Exclusive Call Option Agreement, the purchase price shall be the minimum price permitted by applicable Taiwan (R.O.C) Law at the time when such share transfer occurs.

The foregoing description of the Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of Agreements, which are attached as Exhibit 10.1 through Exhibit 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Xin Feng Construction Co., Ltd.

On December 31, 2020, Nocera, Inc. (“Nocera”) and Xin Feng Construction Co., Ltd. (“XFC”), a domestic funded limited liability company registered in Taiwan (R.O.C), (collectively “the Parties”) entered into a series of contractual agreements (“VIE Agreements”) whereby Nocera, Inc. agreed to provide technical consulting and related services to Xin Feng Construction Co., Ltd. As a result, Nocera has been determined to be the primary beneficiary of XFC and XFC became VIE (Variable Interest Entity) of Nocera.

The VIE Agreements

The VIE structure was adopted mainly because the Taiwan operating company may in the future engage in business that may require special licenses in Taiwan and which can be an industry that prohibits foreign investment. Nocera has entered into the following contractual arrangements with shareholders of XFC, that enable the Company to (1) have the power to direct the activities that most significantly affects the economic performance of XFC, and (2) receive the economic benefits of XFC that could be significant to XFC. The Company is fully and exclusively responsible for the management of XFC, assumes all of the risk of losses of XFC and has the exclusive right to exercise all voting rights of XFC shareholders.

(1) Voting Rights Proxy Agreement & Power of Attorney. Tu, Hui-Min, Tsai, Wen-Chih, Tsai, Ching-Yao and Tsai, Ching-Chao, (“Existing Shareholders”) hereby irrevocably undertake that they authorize Nocera or the individual then designated by Nocera (“Attorney”) to exercise, on their behalf, the following rights available to them in their capacity as a shareholder of XFC under the then effective articles of association of the XFC (collectively, “Powers”): (a) to propose the convening of, and attend, shareholders’ meetings in accordance with the articles of association of the XFC on behalf of the Existing Shareholders; (b) to exercise voting rights on behalf of the Existing Shareholders on all matters required to be deliberated and resolved by the shareholders’ meeting, including without limitation the appointment and election of the directors and other executives to be appointed and removed by the shareholders, of XFC the sale or transfer of all or part of the equity held by shareholders in XFC; (c) to exercise other shareholders’ voting rights under the articles of association of XFC (including any other shareholders’ voting rights stipulated upon an amendment to such articles of association); (d) other voting rights that shareholders shall enjoy under the Taiwan (R.O.C) laws, as amended, revised, supplemented and re-enacted, no matter whether they take effect before or after the conclusion of this Agreement. The Existing Shareholders shall not revoke the authorization and entrustment accorded to the Attorney other than in the case where Nocera gives the Existing Shareholders a written notice requesting the replacement of the Attorney, in which event the Existing Shareholders shall immediately appoint such other person as then designated by Nocera to exercise the foregoing Powers and such new authorization and entrustment shall supersede, immediately upon its grant, the original authorization, and entrustment.

(2) Exclusive Business Cooperation Agreement. Nocera agrees to provide technical consulting and services including management consulting services, general and financial advisory services and various general and administrative services, for the specific content thereof (hereinafter referred to as the “Target Business”) to XFC as the technical consulting and service provider of XFC in accordance with the conditions set forth herein during the term of this Agreement. XFC agrees to accept the technical consulting and services provided by Nocera. XFC further agrees that, without the prior written consent of XFC, during the term of this Agreement, it shall not accept any technical consulting and services identical or similar to Target Business that are provided by any third party.

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(3) Equity Pledge Agreement. Under the Equity Interest Pledge Agreement between the Nocera and XFC shareholders, shareholders pledged all of their equity interests in XFC to Nocera to guarantee the performance of XFC’s obligations under the Exclusive Business Cooperation Agreement. Under the terms of the agreement, in the event that XFC or shareholders breach their respective contractual obligations under the Exclusive Business Cooperation Agreement, Nocera, as pledgee, will be entitled to certain rights, including, but not limited to, the right to collect dividends generated by the pledged equity interests. Shareholders also agreed that upon the occurrence of any event of default, as set forth in the Equity Interest Pledge Agreement, Nocera is entitled to claim indemnity.

(4) Exclusive Call Option Agreement. XFC and its shareholders, have entered into an Exclusive Call Option Agreement with Nocera. Under the Exclusive Call Option Agreement, the XFC shareholders irrevocably granted Nocera (or its designee) an exclusive option to purchase, to the extent permitted under Taiwan (R.O.C) law, part or all of their equity interests in XFC. According to the Exclusive Call Option Agreement, the purchase price shall be the minimum price permitted by applicable Taiwan (R.O.C) Law at the time when such share transfer occurs.

The foregoing description of the Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of Agreements, which are attached as Exhibit 10.5 through Exhibit 10.8 to this Current Report on Form 8-K and are incorporated herein by reference.

SHARE EXCHANGE AGREEMENT

On December 31, 2020, Nocera, Inc. entered into a Share Exchange Agreement with Shunda Feed Co., Ltd. and the Shareholders of Shunda Feed Co., Ltd. and Xin Feng Construction Co., Ltd. and Shareholders of Xin Feng Construction Co., Ltd. In exchange for 100% controlling interest in Shunda Feed Co., Ltd. and Xin Feng Construction Co., Ltd, both domestic funded limited liability companies registered in Taiwan (R.O.C), Nocera exchanged 300,000 shares and 700,000 shares, respectively, of the Company’s restricted common stock to Shareholders of Shunda Feed Co., Ltd. and Xin Feng Construction Co., Ltd.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Share Exchange Agreement, we exchanged a total of 1,000,000 shares of our restricted common stock for 100% of the issued and outstanding shares of Shunda Feed Co., Ltd. and Xin Feng Construction Co., Ltd. We relied on Regulation S for the exemption from registration of the shares in this transaction.

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Exhibits

(a) Financial Statements of Business Acquired

* to be filed by Amendment by March 15, 2021

(d) The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
2.1	VIE Share Exchange Agreement

10.1	Voting Rights Proxy Agreement & Power of Attorney – Shunda Feed Co., Ltd.

10.2	Exclusive Business Cooperation Agreement – Shunda Feed Co., Ltd.

10.3	Equity Pledge Agreement – Shunda Feed Co., Ltd.

10.4	Exclusive Call Option Agreement – Shunda Feed Co., Ltd.

10.5	Voting Rights Proxy Agreement & Power of Attorney – Xin Feng Construction Co., Ltd.

10.6	Exclusive Business Cooperation Agreement – Xin Feng Construction Co., Ltd.

10.7	Equity Pledge Agreement – Xin Feng Construction Co., Ltd.

10.8	Exclusive Call Option Agreement – Xin Feng Construction Co., Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nocera, Inc.

By:

/s/ Yin-Chieh Cheng

____________________

Yin-Chieh Cheng

Title: CEO

Date: January 4, 2021